State Farm Associates’ Funds Trust—Balanced Fund	Summary Prospectus April 1, 2014

Ticker: STFBX

(Offered to the Agents and Employees of the State Farm Insurance Companies and their families)

Before you invest, you may want to review the fund’s prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information and other information about the fund online at www.statefarm.com/AssocSumProspectus/aProspectus.asp. You can also get this information at no cost by calling 1-800-447-0740 or by sending an email request to mutualfunds@statefarm.com. The current prospectus and statement of additional information, dated April 1, 2014, are incorporated by reference into this summary prospectus.

Investment Objective:    State Farm Associates’ Funds Trust Balanced Fund (the “Fund” or the “Balanced Fund”) seeks long-term growth of principal while providing some current income.

What are the costs of investing in the Fund?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Maximum sales charge	None
Redemption fee	None
Exchange fee	None
Maximum account fee	None	*

*	For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e., the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage

of the value of your investment)

Management fees	0.11%
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.13%

Example    This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 year	After 3 years	After 5 years	After 10 years
$13	$42	$73	$166

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in common stocks and bonds in varying proportions according to prevailing market conditions and the judgment of State Farm Investment Management Corp. (the “Manager”), investment adviser to the Fund. Under normal market conditions, the Fund invests approximately 60% of its total assets in common stocks, and ordinarily limits its common stock investments to no more than 75% of its total assets. The Fund invests in common stocks that the Manager believes have the potential for long-term capital gain. The income provided by common stocks is usually incidental to their selection. Although there is no restriction on the size of companies in which the Fund may invest, ordinarily most of the Fund’s common stock investments are in companies with market capitalizations of at least $1.5 billion at the time of investment.

The Balanced Fund ordinarily invests at least 25% of its total assets in fixed income securities, including investment grade bonds issued by U.S. companies and U.S. government and agency obligations. The Fund invests in bonds to provide relative stability of principal and income. Under most circumstances, the Fund’s investments in bonds are primarily in intermediate term (5 to 10 years) investment grade securities. Although usually the majority of the Fund’s assets are invested in common stocks, the Fund may, for a time, choose to invest as much as 75% of its total assets in fixed income securities, including short-term securities.

The Fund generally keeps its investments as long as the Manager believes that they still are generating appropriate income (for bonds) or have the potential, over the long-term, to generate capital gain or growth in income (for common stocks). In making investment decisions on specific securities, the Manager analyzes long-term industry conditions, management capabilities, and financial solvency.

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Principal Risks of Investing in the Fund

The Fund usually invests a majority of its assets in common stocks which represent an equity interest (ownership) in a business and which are subject to market risk. Stock prices may fluctuate widely over short or extended periods in response to company, market, or economic news or events. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. Periods of falling stock prices are likely to adversely affect the Fund’s net asset value, yield and total return. The Fund also is subject to management risk, which is the risk the Manager’s assessment of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You can lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

The Fund’s investments in bonds are subject to interest rate risk, credit risk, inflation risk and management risk.

Interest rate risk is the risk that bonds will decline in value because of changes in interest rates. Generally, bonds decrease in value when interest rates rise and increase in value when interest rates fall. Credit risk is the risk that an issuer of a bond may become unable to meet its obligation to pay interest on the bond, or repay principal. Inflation risk is the risk that the value of assets or income from an investment will be worth less in the future as inflation decreases the value of money. Management risk is the risk the Manager’s assessment of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Investment Results

The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the changes in the Fund’s returns year by year. The table compares the Fund’s average annual total returns for the periods listed to broad-based market indices. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information for the Balanced Fund is available at http://www.statefarm.com/FFS/associate-balanced.pdf or by calling 1-800-447-0740.

The Fund’s best and worst quarters during the last 10 years were:

Best quarter: 8.48%,

during the third quarter of 2009.

Worst quarter: -7.34%,

during the fourth quarter of 2008.

The following table shows certain Average Annual Total Returns on an investment in the Fund compared to market indices for the 1-, 5- and 10-year periods ended December 31, 2013. The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. “Return After Taxes on Distributions” shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as individual retirement accounts. In some instances the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of the Fund shares to offset other taxable gains.

Average Annual Total Returns

(For the periods ended December 31, 2013)

Balanced Fund	1 Year	5 Year	10 Year
Return Before Taxes	14.14%	9.11%	6.16%
Return After Taxes on Distributions	13.16%	8.26%	5.26%
Return After Taxes on Distributions & Sale of Fund Shares	8.29%	7.00%	4.72%
S&P 500® Index (reflects no deduction for expenses or taxes)	32.39%	17.94%	7.41%
Barclays Intermediate Gov/Credit Index (reflects no deduction for expenses or taxes)	-0.86%	3.96%	4.09%

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Fund Management

The Manager serves as investment adviser to the Fund and uses individual portfolio managers to manage the Fund’s investments.

Portfolio Manager	Length of Portfolio Manager Service to Balanced Fund	Primary Title
Paul Eckley	23 years	Senior Vice President—Investments, State Farm Mutual Automobile Insurance Company

Joe Young	3 years	Vice President—State Farm Investment Management Corp.; Vice President—Fixed Income, State Farm Mutual Automobile Insurance Company

Duncan Funk	16 years	Assistant Vice President—State Farm Investment Management Corp.; Senior Investment Officer—Fixed Income, State Farm Mutual Automobile Insurance Company

Purchase and Sale of Fund Shares

Minimum Investments:

To open an account by check	$250 (per fund)
To open an account by payroll deduction	$50 (per fund)
Subsequent investments by check, automated clearing house (ACH) or automatic investing	$50 (per fund)
Subsequent investment by payroll deduction	$50 (per fund)

On any day the New York Stock Exchange is open for regular trading, you may sell (redeem) your shares by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548; telephoning 1-800-447-0740, if you have telephone redemption privileges; faxing your request to (816) 471-4832; or by visiting www.statefarm.com, and following the instructions presented on the screen.

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains. Dividends and capital gain distributions you receive from the Fund also may be subject to state and local taxes.

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